UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

US-LUJIA PHARMACEUTICAL INDUSTRY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

California	45-2724759
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

9699 Serramonte Blvd. Ste 212	Daly City, CA 94015
(Address of principal executive offices)	(Zip Code)

 Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

55,000,000 Shares of Common Stock	OTC-BB

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box.  X .

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box       .

Securities Act registration statement file number to which this form relates:   333-181346

Securities to be registered pursuant to Section 12(g) of the Act:

Not Applicable
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Common Stock, 250,000,000 Shares authorized no par value.

Item 2. Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

US-LUJIA PHARMACEUTICAL INDUSTRY INTERNATIONAL, INC.

Date: December 9, 2013	By:	/s/ Xingyan Fan
XINGYAN FAN
Chief Executive Officer
(Principal Executive Officer and duly authorized signatory)